SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2006 (June 12, 2006)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
     (a) Grant Thornton LLP (“Grant Thornton”) has resigned as the independent registered public accountants for Verso Technologies, Inc. (the “Company”) effective June 12, 2006, the date on which the Company engaged Tauber & Balser, P.C. (“Tauber & Balser”) as the Company’s new independent registered public accountants. As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2006, Grant Thornton notified the Company on April 10, 2006 that it would not stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2006. The decision to change accountants was approved by the audit committee of the Company’s board of directors (the “Audit Committee”).
     Grant Thornton audited the financial statements for the Company and its subsidiaries for the years ended December 31, 2005 and 2004 (the “Financial Statements”). Grant Thornton’s audit reports on the Financial Statements did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the two most recent fiscal years ended December 31, 2005 and the subsequent interim period through June 12, 2006, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements; and (ii) there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.
     The Company provided Grant Thornton with a copy of this Current Report prior to its filing with the SEC and requested that Grant Thornton furnish to the Company a letter addressed to the SEC stating whether or not Grant Thornton agrees with the statements set forth herein. A copy of such letter is filed as Exhibit 16.1 to this Current Report.
     (b) The Company engaged Tauber & Balser as its new independent registered public accountants as of June 12, 2006 after the Audit Committee reviewed responses to requests for proposals. Due to the Company’s change of independent registered public accountants, the Company expects that its total audit and accounting fees going forward will be less than such fees have been in the past.
     During the two most recent fiscal years and through June 12, 2006, the Company has not consulted with Tauber & Balser regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Tauber & Balser concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a) (1) (iv) and related instructions of Regulation S-K) or a reportable event.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. None.

(b)	Pro Forma Financial Information. None.

(c)	Shell Company Transactions. None.

(d)	Exhibits.
16.1	Letter from Grant Thornton LLP dated June 16, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
	By:	/s/ Larry Schwartz
Larry Schwartz
Vice President and General Counsel

Dated: June 16, 2006

EXHIBIT INDEX

16.1	Letter from Grant Thornton LLP dated June 16, 2006.